THE MORTGAGE POOL

GENERAL

         References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date, as applicable.

         The mortgage pool consists of two groups of mortgage loans, referred to in this prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate residential mortgage loans with non-conforming loan balances secured by first liens on mortgaged properties. The Group 2 Loans are one- to four-family, adjustable-rate residential mortgage loans with conforming loan balances secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

         The Group 1 Loans consist of mortgage loans which had principal balances at origination which may or may not be greater than Fannie Mae or Freddie Mac conforming balances and the Group 2 Loans consist of mortgage loans which had principal balances at origination which are less than or equal to Fannie Mae or Freddie Mac conforming balances. The conforming balance for mortgage loans secured by a single family property is $333,700 for all mortgage loans other than those originated in Alaska, Hawaii, Guam and the U.S. Virgin Islands, for which it is $500,550. The conforming balance is higher for mortgage loans secured by two- to four-family properties. Notwithstanding these conforming balances, the Group 2 Loans have been originated according to underwriting standards that do not satisfy Fannie Mae or Freddie Mac underwriting criteria.

         The Seller conveyed the mortgage loans to the company on the Closing Date pursuant to the Mortgage Loan Purchase Agreement and the company conveyed the mortgage loans to the trust on the Closing Date pursuant to the Agreement. The Seller made certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Purchase Agreement. These representations and warranties were assigned by the company to the Trustee for the benefit of the Certificateholders. As more particularly described in the prospectus, the Seller has certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Certificateholders. In the event the Seller fails to repurchase a mortgage loan, Impac Holdings will be required to do so. SEE "THE MORTGAGE POOLS--REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

         All of the mortgage loans have scheduled monthly payments due on the Due Date. Each mortgage loan will contain a customary "due-on-sale" clause.

PREPAYMENT CHARGES

         Approximately 72.11% of the mortgage loans in Loan Group 1 and 67.74% of the mortgage loans in Loan Group 2, provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within six months, one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.01% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

         Each Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Radian Lender-Paid PMI Policy in an amount equal to at least 22.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by such Radian Lender-Paid PMI Policy in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policies, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans range from .330% to 2.220% of the Stated Principal Balance of the related Radian PMI Insured Loan and the Radian PMI Rates for the mortgage loans have a weighted average of approximately 1.127%.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

         Each mortgage loan is required to be covered by a standard hazard insurance policy.

         SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE LOAN CHARACTERISTICS

         The mortgage pool is comprised of 3,781 mortgage loans, 1,240 of which are in Loan Group 1 and 2,541 of which are in Loan Group 2. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Certificates--Yield Sensitivity of the Mezzanine Certificates" in the prospectus supplement.

LOAN GROUP 1

         The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $475,031,765, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1 Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 1 Loans at origination was approximately $383,682. No Group 1 Loan had a principal balance at origination of greater than approximately $1,850,000 or less than approximately $50,400. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $383,090. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,850,000 or less than approximately $50,362.

         As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 3.500% per annum to approximately 10.500% per annum and the weighted average mortgage rate was approximately 5.724% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 358 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to April 1, 2004, or after February 1, 2005, or will have a remaining term to maturity of less than 350 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is January 1, 2035.

         Approximately .10%, 74.32% and 10.22% of the Group 1 Loans have initial interest only periods of three, five and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 1 Loans was approximately 75.56%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 25.00%.

         None of the Group 1 Loans are buydown mortgage loans.

         None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Substantially all of the Group 1 Loans will not have reached their first adjustment date as of the Closing Date.

         Approximately 72.11% of the Group 1 Loans provide for prepayment charges.

         Approximately 1.53% and 9.58% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.140% per annum.

         With respect to substantially all of the Group 1 Loans, the minimum mortgage rate is equal to the gross margin.

         Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                            MORTGAGE LOAN PROGRAMS(1)

                                                                                        WEIGHTED
                                                                                        AVERAGE    WEIGHTED   WEIGHTED
                                              NO.                          WEIGHTED      REMG.     AVERAGE    AVERAGE
                                CURRENT       OF      % OF      AVERAGE     AVERAGE       TERM      CREDIT    ORIGINAL
LOAN PROGRAMS                   BALANCE      LOANS    TOTAL     BALANCE    GROSS WAC    (MONTHS)    SCORE       LTV
----------------------------  ------------   -----    ------    -------    ---------    --------   --------   --------
30Y LIB1M - IO .............    $1,902,500       3      0.40%   $634,167       4.778%        358        656      77.27%
30Y LIB6M ..................     2,726,181       7      0.57     389,454       6.997         359        691      84.80
30Y LIB6M - I ..............    61,967,113     128     13.04     484,118       5.454         359        695      74.51
30Y LIB12 ..................       817,355       2      0.17     408,678       8.459         359        659      88.55
30Y LIB12M - IO ............     6,314,765      16      1.33     394,673       5.604         358        686      77.60
2/28 LIB6M .................    24,190,883      74      5.09     326,904       6.446         358        664      78.30
2/28 LIB6M - IO ............   184,122,365     408     38.76     451,280       5.883         358        685      78.37
3/27 LIB6M .................    31,390,999     178      6.61     176,354       6.133         357        664      78.41
3/27 LIB6M - IO ............    48,727,622     119     10.26     409,476       5.593         358        686      72.54
5/25 LIB6M .................    11,517,862      41      2.42     280,923       5.737         358        689      74.10
5/25 LIB6M - IO ............    90,778,829     242     19.11     375,119       5.317         359        707      70.64
7/23 LIB6M .................     2,344,141       5      0.49     468,828       6.080         358        717      74.82
7/23 LIB6M - IO ............     8,231,150      17      1.73     484,185       5.280         359        712      69.61
                              ------------   -----   -------    --------   ---------    --------   --------   --------
Total                         $475,031,765   1,240    100.00%   $383,090       5.724%        358        689      75.56%
                              ============   =====    ======

------------
(1) A mortgage loan with a loan program including the term "30Y LIBOR 1MO" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 6MO" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 12MO" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28 LIBOR 6MO" has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25 LIBOR 6MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23 LIBOR 6MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR . Any mortgage loan with a loan program including the term "IO" has an interest only period.

                      PRINCIPAL BALANCES AS OF ORIGINATION

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF MORTGAGE LOAN                     CURRENT      NO. OF   % OF       AVERAGE    GROSS        TERM      CREDIT    ORIGINAL
PRINCIPAL BALANCES                         BALANCE      LOANS    TOTAL      BALANCE     WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
50,000.01 - 100,000.00 ...............   $  5,636,198      72      1.19%    $ 78,281     6.227%        358        658      77.52%
100,000.01 - 150,000.00 ..............     14,275,563     113      3.01      126,332     6.131         358        672      77.87
150,000.01 - 200,000.00 ..............     13,135,504      76      2.77      172,836     5.774         358        680      74.75
200,000.01 - 250,000.00 ..............     12,382,536      55      2.61      225,137     5.724         358        691      74.62
250,000.01 - 300,000.00 ..............     10,590,937      39      2.23      271,562     5.975         358        678      77.24
300,000.01 - 350,000.00 ..............     37,305,415     110      7.85      339,140     5.650         358        685      74.43
350,000.01 - 400,000.00 ..............     94,180,840     251     19.83      375,222     5.784         358        691      78.08
400,000.01 - 450,000.00 ..............     64,876,429     153     13.66      424,029     5.717         358        691      77.09
450,000.01 - 500,000.00 ..............     49,136,636     103     10.34      477,055     5.789         358        691      76.65
500,000.01 - 550,000.00 ..............     37,927,455      72      7.98      526,770     5.852         358        684      77.42
550,000.01 - 600,000.00 ..............     30,111,402      52      6.34      579,065     5.753         358        691      77.35
600,000.01 - 650,000.00 ..............     33,814,216      54      7.12      626,189     5.665         358        698      75.23
650,000.01 - 700,000.00 ..............     23,242,512      35      4.89      664,072     5.369         359        687      71.67
700,000.01 - 750,000.00 ..............     18,370,376      25      3.87      734,815     5.298         358        689      68.03
750,000.01 - 800,000.00 ..............        775,000       1      0.16      775,000     5.250         358        745      68.88
800,000.01 - 850,000.00 ..............      4,119,000       5      0.87      823,800     5.495         358        674      71.30
850,000.01 - 900,000.00 ..............      4,378,748       5      0.92      875,750     5.968         357        684      72.89
900,000.01 - 950,000.00 ..............      2,809,500       3      0.59      936,500     5.581         358        661      59.24
950,000.01 - 1,000,000.00 ............      9,918,199      10      2.09      991,820     5.295         358        681      66.51
1,100,000.01 - 1,200,000.00 ..........      2,317,400       2      0.49    1,158,700     5.176         356        750      74.78
1,200,000.01 - 1,300,000.00 ..........      2,557,900       2      0.54    1,278,950     5.749         358        683      63.21
1,300,000.01 - 1,400,000.00 ..........      1,320,000       1      0.28    1,320,000     5.990         358        707      60.00
1,600,000.01 + .......................      1,850,000       1      0.39    1,850,000     5.990         358        744      48.68
                                         ------------   -----    ------    ---------  --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $ 383,090     5.724%        358        689      75.56%
                                         ============   =====    ======

         As of origination, the average principal balance of the Group 1 Loans will be approximately $383,682.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF MORTGAGE LOAN                     CURRENT      NO. OF   % OF       AVERAGE    GROSS        TERM      CREDIT    ORIGINAL
PRINCIPAL BALANCES                         BALANCE      LOANS    TOTAL      BALANCE     WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
50,000.01 - 100,000.00 ...............   $  5,706,098      73      1.20%    $ 78,166     6.242%        358        658      77.55%
100,000.01 - 150,000.00 ..............     14,275,563     113      3.01      126,332     6.131         358        672      77.87
150,000.01 - 200,000.00 ..............     13,135,504      76      2.77      172,836     5.774         358        680      74.75
200,000.01 - 250,000.00 ..............     12,382,536      55      2.61      225,137     5.724         358        691      74.62
250,000.01 - 300,000.00 ..............     10,590,937      39      2.23      271,562     5.975         358        678      77.24
300,000.01 - 350,000.00 ..............     37,655,199     111      7.93      339,236     5.658         358        686      74.57
350,000.01 - 400,000.00 ..............     93,831,056     250     19.75      375,324     5.781         358        691      78.03
400,000.01 - 450,000.00 ..............     64,876,429     153     13.66      424,029     5.717         358        691      77.09
450,000.01 - 500,000.00 ..............     49,136,636     103     10.34      477,055     5.789         358        691      76.65
500,000.01 - 550,000.00 ..............     37,927,455      72      7.98      526,770     5.852         358        684      77.42
550,000.01 - 600,000.00 ..............     30,111,402      52      6.34      579,065     5.753         358        691      77.35
600,000.01 - 650,000.00 ..............     33,814,216      54      7.12      626,189     5.665         358        698      75.23
650,000.01 - 700,000.00 ..............     23,172,612      34      4.88      681,547     5.362         359        687      71.65
700,000.01 - 750,000.00 ..............     18,370,376      25      3.87      734,815     5.298         358        689      68.03
750,000.01 - 800,000.00 ..............        775,000       1      0.16      775,000     5.250         358        745      68.88
800,000.01 - 850,000.00 ..............      4,119,000       5      0.87      823,800     5.495         358        674      71.30
850,000.01 - 900,000.00 ..............      4,378,748       5      0.92      875,750     5.968         357        684      72.89
900,000.01 - 950,000.00 ..............      2,809,500       3      0.59      936,500     5.581         358        661      59.24
950,000.01 - 1,000,000.00 ............      9,918,199      10      2.09      991,820     5.295         358        681      66.51
1,100,000.01 - 1,200,000.00 ..........      2,317,400       2      0.49    1,158,700     5.176         356        750      74.78
1,200,000.01 - 1,300,000.00 ..........      2,557,900       2      0.54    1,278,950     5.749         358        683      63.21
1,300,000.01 - 1,400,000.00 ..........      1,320,000       1      0.28    1,320,000     5.990         358        707      60.00
1,600,000.01 + .......................      1,850,000       1      0.39    1,850,000     5.990         358        744      48.68
                                         ------------   -----    ------    ---------  --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $ 383,090     5.724%        358        689      75.56%
                                         ============   =====    ======

         As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $383,090.

                                 MORTGAGE RATES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF MORTGAGE                          CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RATES (%)                                  BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
3.500 - 3.999 ........................   $  2,429,500       5      0.51%   $485,900      3.867%        358        677      61.88%
4.000 - 4.499 ........................     12,837,990      27      2.70     475,481      4.246         359        726      68.50
4.500 - 4.999 ........................     70,933,497     150     14.93     472,890      4.753         358        713      69.22
5.000 - 5.499 ........................    103,067,441     264     21.70     390,407      5.217         358        695      71.99
5.500 - 5.999 ........................    133,700,300     348     28.15     384,196      5.727         358        688      75.70
6.000 - 6.499 ........................     66,248,628     197     13.95     336,287      6.224         358        678      80.34
6.500 - 6.999 ........................     55,075,093     165     11.59     333,788      6.720         358        669      81.10
7.000 - 7.499 ........................     17,154,948      45      3.61     381,221      7.211         358        660      84.79
7.500 - 7.999 ........................     10,015,822      27      2.11     370,956      7.676         358        660      86.24
8.000 - 8.499 ........................      1,387,720       4      0.29     346,930      8.254         359        694      86.40
8.500 - 8.999 ........................      1,227,736       4      0.26     306,934      8.635         358        579      78.32
9.000 - 9.499 ........................        393,385       2      0.08     196,693      9.076         359        654      85.43
10.000 - 10.499 ......................         93,550       1      0.02      93,550     10.250         358        685      94.98
10.500 - 10.999 ......................        466,155       1      0.10     466,155     10.500         359        654      95.00
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======


         As of the Cut-off Date, the weighted average mortgage rate of the Group 1 Loans will be approximately 5.724% per annum.

                              NEXT ADJUSTMENT DATE

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
NEXT ADJUSTMENT DATE                       BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
February 2005 ........................   $  2,888,500       5      0.61%   $577,700      5.023%        357        667      77.90%
April 2005 ...........................      2,170,679       4      0.46     542,670      5.324         357        714      68.73
May 2005 .............................     26,500,605      50      5.58     530,012      5.296         358        704      74.11
June 2005 ............................     28,544,310      64      6.01     446,005      5.598         359        688      75.49
July 2005 ............................      6,491,700      15      1.37     432,780      6.150         360        686      77.40
October 2005 .........................        251,000       1      0.05     251,000      5.750         357        657      89.97
November 2005 ........................      2,866,365       7      0.60     409,481      5.739         358        698      77.15
December 2005 ........................      3,663,555       9      0.77     407,062      6.112         359        674      79.33
January 2006 .........................        351,200       1      0.07     351,200      5.750         360        665      80.00
March 2006 ...........................        391,087       1      0.08     391,087      6.625         350        715      80.00
July 2006 ............................        385,600       1      0.08     385,600      4.875         354        727      80.00
September 2006 .......................      1,798,809       5      0.38     359,762      6.515         356        661      81.91
October 2006 .........................     77,865,099     176     16.39     442,415      6.340         357        668      83.68
November 2006 ........................     50,786,033     119     10.69     426,773      5.707         358        689      74.74
December 2006 ........................     63,136,472     148     13.29     426,598      5.672         359        692      75.29
January 2007 .........................     13,950,148      32      2.94     435,942      5.822         360        695      75.22
April 2007 ...........................        365,800       1      0.08     365,800      4.500         351        744      80.00
May 2007 .............................        380,500       1      0.08     380,500      4.625         352        687      78.37
June 2007 ............................      2,881,699       4      0.61     720,425      5.726         353        683      77.05
July 2007 ............................      2,362,730       3      0.50     787,577      6.117         354        705      79.86
August 2007 ..........................      1,342,959       4      0.28     335,740      5.966         355        666      71.55
September 2007 .......................      1,043,222       4      0.22     260,806      6.687         356        656      79.05
October 2007 .........................     15,212,918     101      3.20     150,623      6.074         357        658      78.95
November 2007 ........................     32,612,073     109      6.87     299,193      5.813         358        674      73.12
December 2007 ........................     20,859,321      62      4.39     336,441      5.595         359        690      73.57
January 2008 .........................      3,057,400       8      0.64     382,175      5.584         360        697      74.47
May 2009 .............................        591,298       1      0.12     591,298      5.500         352        684      77.93
June 2009 ............................        775,600       2      0.16     387,800      4.830         353        706      79.79
July 2009 ............................        892,000       1      0.19     892,000      5.875         354        683      74.34
August 2009 ..........................        880,783       3      0.19     293,594      6.113         355        683      79.00
October 2009 .........................      3,917,797      17      0.82     230,459      5.392         357        702      78.28
November 2009 ........................     35,347,776      95      7.44     372,082      5.515         358        701      71.05
December 2009 ........................     48,602,236     133     10.23     365,430      5.239         359        708      70.23
January 2010 .........................     11,289,200      31      2.38     364,168      5.358         360        709      70.02
October 2011 .........................        290,450       2      0.06     145,225      5.615         357        725      79.99
November 2011 ........................      2,407,141       5      0.51     481,428      6.079         358        716      75.57
December 2011 ........................      6,008,700      12      1.26     500,725      5.280         359        707      69.81
January 2012 .........................      1,869,000       3      0.39     623,000      5.203         360        730      66.24
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 31 months.

                                  GROSS MARGIN

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF GROSS                             CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
MARGINS (%)                                BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
1.750 - 1.999 ........................   $    591,298       1      0.12%   $591,298      5.500%        352        684      77.93%
2.000 - 2.249 ........................      1,053,131       4      0.22     263,283      5.228         359        673      65.07
2.250 - 2.499 ........................     23,552,046      50      4.96     471,041      5.770         357        698      70.73
2.500 - 2.749 ........................      2,610,399       5      0.55     522,080      5.407         355        695      75.35
2.750 - 2.999 ........................     14,717,604      27      3.10     545,096      5.257         358        713      71.10
3.000 - 3.249 ........................     32,000,503      60      6.74     533,342      5.406         358        705      72.79
3.250 - 3.499 ........................     77,926,210     188     16.40     414,501      5.359         359        741      72.81
3.500 - 3.749 ........................     46,742,238     114      9.84     410,020      5.505         359        690      74.38
3.750 - 3.999 ........................    145,536,614     382     30.64     380,986      5.532         359        676      73.36
4.000 - 4.249 ........................      3,212,207       8      0.68     401,526      6.311         359        676      75.61
4.250 - 4.499 ........................      5,479,135      13      1.15     421,472      6.367         359        613      74.86
4.500 - 4.749 ........................      4,193,572      10      0.88     419,357      6.686         358        656      79.56
4.750 - 4.999 ........................      1,285,083       7      0.27     183,583      5.714         358        658      82.31
5.000 - 5.249 ........................      7,439,906      27      1.57     275,552      5.949         358        678      80.49
5.250 - 5.499 ........................     10,568,248      42      2.22     251,625      5.813         358        668      80.12
5.500 - 5.749 ........................     12,802,432      45      2.70     284,498      5.831         358        673      80.99
5.750 - 5.999 ........................     23,899,546      64      5.03     373,430      6.066         358        673      80.37
6.000 - 6.249 ........................     13,384,557      55      2.82     243,356      6.344         358        657      81.31
6.250 - 6.499 ........................     19,881,677      56      4.19     355,030      6.622         357        657      86.29
6.500 - 6.749 ........................      8,942,370      32      1.88     279,449      6.749         357        654      84.30
6.750 - 6.999 ........................     11,409,000      30      2.40     380,300      6.990         357        657      84.81
7.000 - 7.249 ........................      2,831,985       8      0.60     353,998      7.248         357        661      86.07
7.250 - 7.499 ........................      3,456,757       9      0.73     384,084      7.304         357        668      88.50
7.500 - 7.749 ........................      1,515,250       3      0.32     505,083      7.668         357        637      93.57
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 4.098% per annum.

                              MAXIMUM MORTGAGE RATE

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF MAXIMUM MORTGAGE                  CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RATES (%)                                  BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
9.500 - 9.999 ........................   $  7,369,467      14      1.55%   $526,391      4.664%        357        692      71.43%
10.000 - 10.499 ......................     14,051,120      34      2.96     413,268      4.320         359        724      69.49
10.500 - 10.999 ......................     68,766,811     148     14.48     464,641      4.789         358        713      68.95
11.000 - 11.499 ......................    104,239,051     262     21.94     397,859      5.231         358        695      72.00
11.500 - 11.999 ......................    129,071,047     337     27.17     383,000      5.727         358        688      75.74
12.000 - 12.499 ......................     66,633,081     198     14.03     336,531      6.241         358        678      80.35
12.500 - 12.999 ......................     55,266,551     167     11.63     330,937      6.701         358        669      81.03
13.000 - 13.499 ......................     15,630,628      41      3.29     381,235      7.198         358        651      84.95
13.500 - 13.999 ......................      9,966,341      25      2.10     398,654      7.648         358        669      87.23
14.000 - 14.499 ......................      1,457,673       5      0.31     291,535      8.241         359        691      85.98
14.500 - 14.999 ......................      1,626,905       5      0.34     325,381      8.449         358        572      76.18
15.000 - 15.499 ......................        393,385       2      0.08     196,693      9.076         359        654      85.43
16.000 - 16.499 ......................         93,550       1      0.02      93,550     10.250         358        685      94.98
16.500 - 16.999 ......................        466,155       1      0.10     466,155     10.500         359        654      95.00
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.701% per annum.

                            INITIAL FIXED-RATE PERIOD

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
INITIAL FIXED PERIOD                       BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Two Years ............................   $208,313,248     482     43.85%   $432,185      5.948%        358        682      78.36%
Three Years ..........................     80,118,621     297     16.87     269,760      5.805         358        677      74.84
Five Years ...........................    102,296,691     283     21.53     361,472      5.365         359        705      71.03
Seven Years ..........................     10,575,291      22      2.23     480,695      5.457         359        714      70.77
Other ................................     73,727,914     156     15.52     472,615      5.540         359        693      75.39
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

                                INITIAL RATE CAP

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
INITIAL CAP (%)                            BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
1.000 ................................   $ 71,247,049     149     15.00%   $478,168      5.534%        359        693      75.38%
2.000 ................................      3,480,865       8      0.73     435,108      5.362         358        701      76.01
3.000 ................................    375,092,002   1,024     78.96     366,301      5.743         358        687      75.87
4.000 ................................        173,300       1      0.04     173,300      4.750         357        755      79.99
5.000 ................................      8,027,134      30      1.69     267,571      5.782         356        705      79.41
6.000 ................................     17,011,415      28      3.58     607,551      6.163         358        690      67.45
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======


                               SUBSEQUENT RATE CAP

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
SUBSEQUENT CAP (%)                         BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
1.000 ................................   $454,637,560   1,204     95.71%   $377,606      5.709%        358        689      75.86%
1.500 ................................        536,825       3      0.11     178,942      7.090         357        660      75.47
2.000 ................................     19,857,380      33      4.18     601,739      6.023         358        692      68.55
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF LOAN-TO-VALUE                     CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RATIOS (%)                                 BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
20.01 - 25.00 ........................   $    200,000       1      0.04%   $200,000      3.875%        359        752      25.00%
30.01 - 35.00 ........................        174,842       1      0.04     174,842      6.500         359        669      33.85
35.01 - 40.00 ........................        293,500       2      0.06     146,750      5.409         360        638      37.77
45.01 - 50.00 ........................      3,395,797       4      0.71     848,949      5.497         358        734      49.02
50.01 - 55.00 ........................      3,095,000       7      0.65     442,143      5.111         359        666      52.94
55.01 - 60.00 ........................     18,385,365      31      3.87     593,076      5.198         358        683      58.70
60.01 - 65.00 ........................     17,204,585      38      3.62     452,752      5.244         358        679      63.17
65.01 - 70.00 ........................    156,226,339     360     32.89     433,962      5.162         359        702      69.59
70.01 - 75.00 ........................     12,344,744      32      2.60     385,773      5.827         358        702      73.65
75.01 - 80.00 ........................    210,899,797     637     44.40     331,083      5.991         358        684      79.75
80.01 - 85.00 ........................      7,554,516      19      1.59     397,606      6.503         358        680      84.36
85.01 - 90.00 ........................     29,848,599      72      6.28     414,564      6.618         358        666      89.62
90.01 - 95.00 ........................     14,905,681      35      3.14     425,877      6.958         357        673      94.66
95.01 - 100.00 .......................        503,000       1      0.11     503,000      5.990         358        756     100.00
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 25.00% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 75.56%.

                                 OCCUPANCY TYPES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
OCCUPANCY                                  BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Investment ...........................     65,544,673   $ 154     13.80%   $425,615      5.497%        359        709      71.66%
Owner Occupied .......................    404,237,074   1,073     85.10     376,735      5.766         358        685      76.21
Second Home ..........................      5,250,018      13      1.11     403,848      5.350         358        733      73.56
Total ................................    475,031,765   $1,240   100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         Occupancy type is based on the representation of the borrower at the time of origination.

                  MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
DOCUMENTATION TYPE                         BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Progressive Series Program
(Full Doc) ...........................   $ 97,785,812     327     20.59%   $299,039      5.579%        358        679      76.60%
Progressive Express No Doc
Program (No Doc) .....................     15,701,474      39      3.31     402,602      6.212         358        707      73.06
Progressive Express Program
No Doc Program (Verified
Assets~ ..............................      2,423,509       6      0.51     403,918      6.042         358        699      78.44
Progressive Series Program
(Full Income/Stated Assets
Doc) ~ ...............................      1,678,485       4      0.35     419,621      5.087         358        737      66.75
Progressive Series Program
(Limited (Stated)) Doc) ..............    297,608,835     742     62.65     401,090      5.673         358        691      75.50
Progressive Series Program
(Alt) ................................      2,975,912       6      0.63     495,985      6.334         358        685      82.26
Progressive Express Program
(Non Verified Assets) ................     40,761,095      79      8.58     515,963      6.038         358        682      72.99
Progressive Express Program
(Verified Assets) ....................     16,096,644      37      3.39     435,044      6.184         358        687      78.47
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 RISK CATEGORIES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
CREDIT GRADE CATEGORY                      BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
A ....................................   $180,556,380     487     38.01%   $370,752      5.812%        358        654      75.90%
A+ ...................................    233,621,145     580     49.18     402,795      5.455         358        724      74.37
A- ...................................     22,742,104      73      4.79     311,536      6.579         358        610      81.60
C ....................................        359,365       1      0.08     359,365      8.680         357        542      80.00
CX ...................................        339,500       1      0.07     339,500      8.750         358        515      70.00
Progressive Express(TM) I ............     19,025,811      49      4.01     388,282      6.217         359        724      78.48
Progressive Express(TM) II ...........     15,610,062      43      3.29     363,025      6.502         359        653      77.09
Progressive Express(TM)III ...........      1,139,038       2      0.24     569,519      7.066         358        605      80.00
Progressive Express(TM) IV ...........      1,239,193       3      0.26     413,064      6.907         359        597      72.57
Progressive Express(TM) V ............        399,169       1      0.08     399,169      7.875         357        551      69.57
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

-----------------

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, C and CX correspond to Progressive Series I+, I and II, III and III+, V and VI respectively.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

         SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.

                                 PROPERTY TYPES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
PROPERTY TYPE                              BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Single Family Residence ..............   $307,638,300     840     64.76%   $366,236      5.798%        358        685      76.53%
Planned Unit Development .............     95,088,168     218     20.02     436,184      5.660         358        691      74.11
Condominium ..........................     36,305,214     112      7.64     324,154      5.667         358        699      76.95
2-4 Family Unit ......................     34,917,357      65      7.35     537,190      5.308         358        706      69.32
Townhouse ............................      1,082,726       5      0.23     216,545      5.700         359        687      79.84
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
STATE                                      BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Arizona ..............................   $  7,893,767      28      1.66%   $281,920      6.242%        358        687      78.93%
California ...........................    352,143,667     781     74.13     450,888      5.593         358        693      75.09
Colorado .............................      3,428,543      14      0.72     244,896      5.956         358        684      77.77
Connecticut ..........................      2,662,476       7      0.56     380,354      6.308         358        681      75.18
District of Columbia .................        598,500       1      0.13     598,500      7.365         357        770      95.00
Delaware .............................      1,026,753       5      0.22     205,351      5.960         358        693      76.78
Florida ..............................     27,271,598     104      5.74     262,227      6.037         358        669      76.86
Georgia ..............................      3,272,331      18      0.69     181,796      5.192         357        717      78.77
Hawaii ...............................      5,400,600      11      1.14     490,964      6.218         358        689      72.71
Iowa .................................        103,495       1      0.02     103,495      5.900         358        733      79.70
Idaho ................................        775,632       3      0.16     258,544      5.543         358        707      70.70
Illinois .............................      3,051,998      10      0.64     305,200      5.909         358        698      78.24
Indiana ..............................      1,400,202      10      0.29     140,020      5.933         357        633      79.47
Kansas ...............................        344,349       3      0.07     114,783      6.579         358        693      83.41
Kentucky .............................        245,222       3      0.05      81,741      6.598         357        624      79.39
Louisiana ............................        110,279       1      0.02     110,279      5.490         357        602      78.86
Massachusetts ........................      1,455,768       4      0.31     363,942      6.527         359        685      75.81
Maryland .............................      8,034,015      27      1.69     297,556      6.219         358        670      79.21
Michigan .............................      3,402,309      17      0.72     200,136      6.474         357        647      80.34
Minnesota ............................      1,049,303       3      0.22     349,768      6.137         359        622      72.78
Missouri .............................      1,014,799       8      0.21     126,850      6.535         358        651      78.63
Mississippi ..........................        166,544       2      0.04      83,272      5.714         357        664      78.65
North Carolina .......................        782,457       2      0.16     391,229      5.919         359        664      74.15
Nebraska .............................         82,525       1      0.02      82,525      6.500         359        705      70.00
New Hampshire ........................        335,666       1      0.07     335,666      6.000         358        653      80.00
New Jersey ...........................      4,772,596      12      1.00     397,716      6.933         358        682      82.09
Nevada ...............................      8,315,374      21      1.75     395,970      5.788         358        670      74.57
New York .............................      2,028,868       5      0.43     405,774      6.622         358        639      79.89
Ohio .................................      3,304,341      24      0.70     137,681      6.100         357        663      78.36
Oklahoma .............................        151,723       1      0.03     151,723      6.470         357        736      77.95
Oregon ...............................        750,637       6      0.16     125,106      6.391         358        672      76.07
Pennsylvania .........................      2,703,907      15      0.57     180,260      6.341         358        648      77.41
South Carolina .......................      1,268,584       3      0.27     422,861      6.231         359        710      80.34
South Dakota .........................         79,926       1      0.02      79,926      6.390         358        604      76.20
Tennessee ............................      1,425,302      12      0.30     118,775      6.070         357        651      77.77
Texas ................................      5,491,900      17      1.16     323,053      6.238         358        669      76.03
Utah .................................      2,929,900       5      0.62     585,980      5.624         358        725      56.93
Virginia .............................      9,726,449      26      2.05     374,094      6.068         358        677      76.00
Washington ...........................      5,592,365      23      1.18     243,146      5.604         359        675      78.66
Wisconsin ............................        437,096       4      0.09     109,274      6.487         358        652      79.42
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         No more than approximately 1.06% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              DEBT-TO-INCOME RATIO

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
DESCRIPTION (%)                            BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
5.01 - 10.00 .........................   $  1,088,500       3      0.23%   $362,833      5.620%        357        679      76.31%
10.01 - 15.00 ........................      1,721,200       3      0.36     573,733      6.033         358        672      76.07
15.01 - 20.00 ........................      7,571,184      17      1.59     445,364      5.394         358        703      72.27
20.01 - 25.00 ........................     10,727,897      30      2.26     357,597      5.264         358        698      71.93
25.01 - 30.00 ........................     24,195,667      67      5.09     361,129      5.807         358        682      75.91
30.01 - 35.00 ........................     46,021,406     133      9.69     346,026      5.651         358        691      77.52
35.01 - 40.00 ........................     79,965,446     212     16.83     377,196      5.800         358        685      77.52
40.01 - 45.00 ........................    100,772,097     258     21.21     390,590      5.757         358        685      76.64
45.01 - 50.00 ........................     88,591,007     259     18.65     342,050      5.652         358        686      75.28
50.01 - 55.00 ........................      4,794,589      13      1.01     368,815      5.392         359        679      68.67
55.01 + ..............................        966,579       4      0.20     241,645      5.516         359        660      72.34
Not Required .........................    108,616,193     241     22.87     450,690      5.790         359        696      73.33
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 1 Loans will be approximately 39.50% per annum.

                               PREPAYMENT PENALTY

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
NUMBER OF MONTHS                           BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
12 months ............................   $ 96,230,628     226     20.26%   $425,799      5.400%        359        697      73.51%
24 months ............................    144,463,638     317     30.41     455,721      5.907         358        682      79.20
36 months ............................     84,172,159     349     17.72     241,181      5.786         358        682      75.40
60 months ............................     17,694,412      74      3.72     239,114      5.639         359        684      73.24
No Prepay ............................    132,470,929     274     27.89     483,471      5.732         358        694      73.47
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

                     MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RANGE OF MONTHS                            BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
241-360 ..............................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans will be approximately 358 months.

                                  CREDIT SCORES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RANGE OF CREDIT SCORES                     BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
501 - 520 ............................   $    339,500       1      0.07%   $339,500      8.750%        358        515      70.00%
541 - 560 ............................        758,534       2      0.16     379,267      8.256         357        547      74.51
581 - 600 ............................      3,014,481       6      0.63     502,414      6.943         358        598      74.61
601 - 620 ............................     22,235,593      73      4.68     304,597      6.560         358        611      82.04
621 - 640 ............................     48,893,362     143     10.29     341,912      5.957         358        632      75.98
641 - 660 ............................     66,285,347     192     13.95     345,236      5.922         358        650      75.63
661 - 680 ............................     79,154,593     189     16.66     418,807      5.781         358        670      76.40
681 - 700 ............................     69,527,185     188     14.64     369,825      5.633         358        691      75.69
701 - 720 ............................     61,231,277     145     12.89     422,285      5.586         358        710      75.00
721 - 740 ............................     52,956,450     126     11.15     420,289      5.424         359        731      74.22
741 - 760 ............................     36,823,794      93      7.75     395,955      5.448         359        750      73.30
761 - 780 ............................     21,777,132      55      4.58     395,948      5.472         358        770      75.16
781 - 800 ............................     10,276,017      22      2.16     467,092      5.107         358        788      73.01
801 - 820 ............................      1,758,500       5      0.37     351,700      4.754         359        809      65.33
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average credit score of the Group 1 Loans for which credit scores are available will be approximately 689.

                             RANGE OF MONTHS TO ROLL

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
NUMBER OF MONTHS                           BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
1 - 12 ...............................   $ 73,727,914     156     15.52%   $472,615      5.540%        359        693      75.38%
13 - 18 ..............................        776,687       2      0.16     388,344      5.756         352        721      80.00
19 - 24 ..............................    207,536,561     480     43.69     432,368      5.949         358        682      78.35
25 - 31 ..............................      7,333,688      13      1.54     564,130      5.778         354        690      77.17
32 - 49 ..............................     72,784,933     284     15.32     256,285      5.808         358        676      74.61
50 - 55 ..............................      3,139,681       7      0.66     448,526      5.613         354        689      77.67
56 - 61 ..............................     99,157,010     276     20.87     359,265      5.357         359        705      70.82
Greater than 80 ......................     10,575,291      22      2.23     480,695      5.457         359        714      70.77
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======


         As of the Cut-off Date, the weighted average months to roll of the Group 1 Loans will be approximately 31 months.

                                  LOAN PURPOSES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
LOAN PURPOSE                               BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Refinance - Cash Out .................   $147,858,702     386     31.13%   $383,054      5.699%        358        677      73.61%
Purchase .............................    273,639,923     739     57.60     370,284      5.760         358        695      77.12
Refinance - Rate/Term ................     53,533,141     115     11.27     465,506      5.611         358        686      72.94
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

                             UNDERWRITING STANDARDS

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
LOAN PURPOSE                               BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
3rd Party ............................   $167,252,305     464     35.21%   $360,458      6.074%        357        674      79.01%
Progressive Express ..................     37,413,272      98      7.88     381,768      6.402         359        685      77.65
Progressive Series ...................    270,366,189     678     56.92     398,770      5.413         359        698      73.13
                                                        -----    ------    --------   --------    --------   --------   --------
Total ................................   $475,031,765   1,240    100.00%   $383,090      5.724%        358        689      75.56%
                                         ============   =====    ======

LOAN GROUP 2

         The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $524,999,478, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 2 Loans at origination was approximately $206,818. No Group 2 Loan had a principal balance at origination of greater than approximately $637,000 or less than approximately $50,000. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $206,611. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $637,000 or less than approximately $30,400.

         As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 3.500% per annum to approximately 10.250% per annum and the weighted average mortgage rate was approximately 5.842% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 358 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to January 1, 2004, or after February 1, 2005, or will have a remaining term to maturity of less than 347 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is January 1, 2035.

         Approximately 0.01%, 0.21%, 73.15% and 5.80 of the Group 2 Loans have initial interest only periods of two, three, five and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 76.09%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 100.00% or less than approximately 16.67%.

         None of the Group 2 Loans are buydown mortgage loans.

         None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Substantially all of the Group 2 Loans will not have reached their first adjustment date as of the Closing Date.

         Approximately 67.74% of the Group 2 Loans provide for prepayment charges.

         Approximately 2.02% and 6.65% of the Group 2 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 2 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.109% per annum.

         With respect to substantially all of the Group 2 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

         Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                            MORTGAGE LOAN PROGRAMS(1)

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
LOAN PROGRAM                               BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
30Y LIB1M ............................   $    408,800       2      0.08%   $204,400      6.351%        360        734      84.23%
30Y LIB1M - IO .......................      1,053,600       5      0.20     210,720      4.875         358        682      66.51
30Y LIB3M - IO .......................        162,500       1      0.03     162,500      6.250         359        676      76.66
30Y LIB6M ............................      6,294,131      31      1.20     203,036      6.537         358        698      81.99
30Y LIB6M - IO .......................     35,966,478     164      6.85     219,308      5.255         359        700      74.56
30Y LIB12M ...........................      1,442,469       8      0.27     180,309      6.065         359        690      80.12
30Y LIB12M - IO ......................      8,781,675      37      1.67     237,343      5.618         358        697      77.91
2/28 LIB6M ...........................     56,120,049     298     10.69     188,322      6.648         358        662      78.42
2/28 LIB6M - IO ......................    211,044,362     950     40.20     222,152      5.788         358        691      76.15
3/27 LIB6M ...........................     27,324,450     178      5.20     153,508      6.147         358        666      78.74
3/27 LIB6M - IO ......................     82,987,401     433     15.81     191,657      5.825         358        676      76.61
3/27 LIB12M - IO .....................      1,115,300       5      0.21     223,060      6.067         358        675      78.74
5/25 LIB6M ...........................     16,637,159      87      3.17     191,232      5.831         358        696      76.34
5/25 LIB6M - IO ......................     71,206,173     325     13.56     219,096      5.551         358        703      72.67
7/23 LIB6M ...........................        832,659       4      0.16     208,165      5.346         358        708      72.48
7/23 LIB6M - IO ......................      3,322,271      12      0.63     276,856      5.508         359        724      69.91
10/20 LIB6M - IO .....................        300,000       1      0.06     300,000      6.500         359        643      80.00
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

------------
(1) A mortgage loan with a loan program including the term "30Y LIBOR 1MO" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 3MO" has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 6MO" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 12MO" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28 LIBOR 6MO" has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 12MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25 LIBOR 6MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23 LIBOR 6MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "10/20 LIBOR 6MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. Any mortgage loan with a loan program including the term "IO" has an interest only period.

                      PRINCIPAL BALANCES AS OF ORIGINATION

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF MORTGAGE LOAN                     CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
PRINCIPAL BALANCES                         BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
0.01 - 50,000.00 .....................   $    149,865       3      0.03%   $ 49,955      5.721%        358        634      64.81%
50,000.01 - 100,000.00 ...............     17,619,776     207      3.36      85,120      6.143         358        680      75.81
100,000.01 - 150,000.00 ..............     67,010,482     536     12.76     125,020      6.086         358        682      77.38
150,000.01 - 200,000.00 ..............     96,393,143     551     18.36     174,942      5.929         358        686      76.31
200,000.01 - 250,000.00 ..............    102,573,991     456     19.54     224,943      5.828         358        687      76.03
250,000.01 - 300,000.00 ..............    123,053,037     447     23.44     275,286      5.787         358        685      76.34
300,000.01 - 350,000.00 ..............     85,125,689     268     16.21     317,633      5.773         358        690      76.43
350,000.01 - 400,000.00 ..............      7,841,022      21      1.49     373,382      5.608         358        715      75.78
400,000.01 - 450,000.00 ..............      7,572,707      18      1.44     420,706      5.521         358        698      72.46
450,000.01 - 500,000.00 ..............      7,537,262      16      1.44     471,079      5.279         359        703      70.23
500,000.01 - 550,000.00 ..............      4,676,706       9      0.89     519,634      5.291         358        704      66.90
550,000.01 - 600,000.00 ..............      2,310,500       4      0.44     577,625      5.410         360        698      67.47
600,000.01 - 650,000.00 ..............      3,135,300       5      0.60     627,060      4.548         360        732      69.99
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         As of origination, the average principal balance of the Group 2 Loans will be approximately $206,818.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF MORTGAGE LOAN                     CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
PRINCIPAL BALANCES                         BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
0.01 - 50,000.00 .....................   $    180,265       4      0.03%   $ 45,066      5.747%        358        638      67.37%
50,000.01 - 100,000.00 ...............     17,619,776     207      3.36      85,120      6.143         358        680      75.81
100,000.01 - 150,000.00 ..............     67,010,482     536     12.76     125,020      6.086         358        682      77.38
150,000.01 - 200,000.00 ..............     96,393,143     551     18.36     174,942      5.929         358        686      76.31
200,000.01 - 250,000.00 ..............    103,035,367     458     19.63     224,968      5.826         358        688      76.00
250,000.01 - 300,000.00 ..............    122,591,660     445     23.35     275,487      5.788         358        684      76.36
300,000.01 - 350,000.00 ..............     85,095,289     267     16.21     318,709      5.773         358        690      76.43
350,000.01 - 400,000.00 ..............      7,841,022      21      1.49     373,382      5.608         358        715      75.78
400,000.01 - 450,000.00 ..............      7,572,707      18      1.44     420,706      5.521         358        698      72.46
450,000.01 - 500,000.00 ..............      7,537,262      16      1.44     471,079      5.279         359        703      70.23
500,000.01 - 550,000.00 ..............      4,676,706       9      0.89     519,634      5.291         358        704      66.90
550,000.01 - 600,000.00 ..............      2,310,500       4      0.44     577,625      5.410         360        698      67.47
600,000.01 - 650,000.00 ..............      3,135,300       5      0.60     627,060      4.548         360        732      69.99
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                                                                                  ========   ========   ========
                                         ============   =====    ======

         As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $206,611.

                                 MORTGAGE RATES


                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF MORTGAGE                          CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RATES (%)                                  BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
3.500 - 3.999 ........................   $  3,640,147      14      0.69%   $260,010      3.844%        358        722      72.03%
4.000 - 4.499 ........................     10,019,452      43      1.91     233,011      4.239         359        733      70.55
4.500 - 4.999 ........................     68,963,559     312     13.14     221,037      4.747         359        716      70.33
5.000 - 5.499 ........................     97,885,771     446     18.64     219,475      5.223         359        701      72.68
5.500 - 5.999 ........................    160,277,603     745     30.53     215,138      5.719         358        686      76.29
6.000 - 6.499 ........................     77,928,131     399     14.84     195,309      6.202         358        670      78.33
6.500 - 6.999 ........................     53,836,900     289     10.25     186,287      6.699         358        670      79.70
7.000 - 7.499 ........................     20,676,904     116      3.94     178,249      7.200         358        665      82.15
7.500 - 7.999 ........................     14,184,247      78      2.70     181,849      7.736         358        673      84.42
8.000 - 8.499 ........................      6,227,133      37      1.19     168,301      8.134         359        658      84.64
8.500 - 8.999 ........................      7,300,177      38      1.39     192,110      8.705         358        637      84.32
9.000 - 9.499 ........................      2,260,611      13      0.43     173,893      9.150         358        609      83.71
9.500 - 9.999 ........................      1,341,390       9      0.26     149,043      9.674         358        626      89.50
10.000 - 10.499 ......................        457,455       2      0.09     228,727     10.170         358        647      90.00
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average mortgage rate of the Group 2 Loans will be approximately 5.842% per annum.

                              NEXT ADJUSTMENT DATE

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
NEXT ADJUSTMENT DATE                       BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
February 2005 ........................   $    903,600       4      0.17%   $225,900      4.605%        358        679      68.81%
March 2005 ...........................      1,068,867       5      0.20     213,773      5.779         357        687      71.72
April 2005 ...........................      1,070,939       7      0.20     152,991      5.335         358        727      77.32
May 2005 .............................     16,775,298      82      3.20     204,577      5.625         358        690      76.66
June 2005 ............................     18,895,403      85      3.60     222,299      5.290         359        702      74.73
July 2005 ............................      5,171,400      20      0.99     258,570      5.514         360        720      76.40
October 2005 .........................        623,500       2      0.12     311,750      6.435         357        700      80.68
November 2005 ........................      5,091,020      21      0.97     242,430      5.457         358        687      76.81
December 2005 ........................      3,265,073      17      0.62     192,063      5.938         359        703      79.52
January 2006 .........................      1,244,550       5      0.24     248,910      5.545         360        711      79.34
July 2006 ............................        975,073       5      0.19     195,015      6.580         354        683      82.84
August 2006 ..........................      1,100,005       6      0.21     183,334      6.896         355        670      73.34
September 2006 .......................      4,597,543      21      0.88     218,931      6.501         356        685      81.08
October 2006 .........................     39,022,061     169      7.43     230,900      6.300         357        658      79.22
November 2006 ........................     96,550,243     467     18.39     206,746      6.000         358        687      77.47
December 2006 ........................    103,113,758     483     19.64     213,486      5.786         359        694      74.83
January 2007 .........................     21,967,247      98      4.18     224,156      5.908         360        688      75.75
June 2007 ............................        113,600       1      0.02     113,600      5.625         353        748      80.00
July 2007 ............................        196,800       1      0.04     196,800      6.625         354        648      80.00
August 2007 ..........................        244,400       2      0.05     122,200      5.905         355        670      79.99
September 2007 .......................        955,523       6      0.18     159,254      6.531         356        661      81.57
October 2007 .........................     18,077,478     122      3.44     148,176      6.048         357        658      79.16
November 2007 ........................     54,610,446     309     10.40     176,733      5.953         358        665      78.28
December 2007 ........................     29,147,193     136      5.55     214,318      5.741         359        697      74.26
January 2008 .........................      7,920,191      38      1.51     208,426      5.808         360        683      74.69
March 2009 ...........................        206,250       1      0.04     206,250      7.000         350        715      80.00
April 2009 ...........................        188,000       1      0.04     188,000      6.000         351        664      80.00
May 2009 .............................        525,000       1      0.10     525,000      5.875         352        684      69.07
June 2009 ............................        159,600       1      0.03     159,600      5.875         353        742      80.00
July 2009 ............................        255,500       1      0.05     255,500      5.625         354        665      70.00
August 2009 ..........................        358,000       2      0.07     179,000      5.989         355        675      79.92
September 2009 .......................      1,469,000       6      0.28     244,833      6.032         356        708      79.24
October 2009 .........................      3,569,986      22      0.68     162,272      5.791         357        697      79.26
November 2009 ........................     33,042,225     161      6.29     205,231      5.688         358        704      74.39
December 2009 ........................     41,149,398     187      7.84     220,050      5.531         359        700      72.48
January 2010 .........................      6,920,375      29      1.32     238,634      5.354         360        702      68.98
September 2011 .......................        129,600       1      0.02     129,600      5.625         356        663      80.00
November 2011 ........................      1,897,830       8      0.36     237,229      5.536         358        732      69.38
December 2011 ........................      1,021,500       4      0.19     255,375      5.499         359        695      71.61
January 2012 .........................      1,106,000       3      0.21     368,667      5.331         360        733      70.00
December 2014 ........................        300,000       1      0.06     300,000      6.500         359        643      80.00
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans will be approximately 30 months.

                                  GROSS MARGIN

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF GROSS                             CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
MARGINS (%)                                BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
1.750 - 1.999 ........................   $    112,000       1      0.02%   $112,000      5.250%        359        771      70.00%
2.000 - 2.249 ........................        551,048       4      0.10     137,762      5.764         358        723      82.69
2.250 - 2.499 ........................     15,280,761      69      2.91     221,460      5.724         357        705      73.83
2.500 - 2.749 ........................      1,320,571       7      0.25     188,653      5.411         357        715      76.11
2.750 - 2.999 ........................     10,447,653      45      1.99     232,170      5.256         358        706      76.12
3.000 - 3.249 ........................     22,206,709     106      4.23     209,497      5.347         358        719      75.43
3.250 - 3.499 ........................     97,398,961     448     18.55     217,408      5.381         359        742      73.89
3.500 - 3.749 ........................     48,961,539     233      9.33     210,135      5.526         359        696      73.87
3.750 - 3.999 ........................    187,817,336     869     35.77     216,130      5.752         359        674      75.06
4.000 - 4.249 ........................      3,715,270      18      0.71     206,404      6.274         358        677      80.20
4.250 - 4.499 ........................      3,716,334      24      0.71     154,847      6.326         359        669      77.35
4.500 - 4.749 ........................      5,154,475      24      0.98     214,770      6.580         358        671      79.49
4.750 - 4.999 ........................      3,244,410      18      0.62     180,245      5.792         358        675      78.78
5.000 - 5.249 ........................     16,810,210      91      3.20     184,728      6.345         358        682      79.75
5.250 - 5.499 ........................     15,266,725      88      2.91     173,486      6.330         358        656      81.53
5.500 - 5.749 ........................     25,629,457     128      4.88     200,230      6.311         358        658      80.53
5.750 - 5.999 ........................     18,936,103      98      3.61     193,226      6.280         358        660      80.59
6.000 - 6.249 ........................     15,768,572      88      3.00     179,188      6.611         358        638      80.83
6.250 - 6.499 ........................     14,290,611      81      2.72     176,427      6.948         358        622      76.27
6.500 - 6.749 ........................      6,997,961      44      1.33     159,045      6.873         357        636      78.71
6.750 - 6.999 ........................      5,813,634      28      1.11     207,630      7.171         357        641      80.69
7.000 - 7.249 ........................      2,353,327      14      0.45     168,095      7.725         358        636      84.77
7.250 - 7.499 ........................      1,949,600       8      0.37     243,700      7.486         357        651      82.46
7.500 - 7.749 ........................      1,098,798       6      0.21     183,133      7.997         357        678      88.62
8.500 - 8.749 ........................        157,412       1      0.03     157,412      8.875         358        654      90.00
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======


         As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans will be approximately 4.097% per annum.

                              MAXIMUM MORTGAGE RATE

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF MAXIMUM MORTGAGE                  CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RATES (%)                                  BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
9.000 - 9.499 ........................   $    221,406       2      0.04%   $110,703      4.882%        350        721      80.00%
9.500 - 9.999 ........................      5,504,797      22      1.05     250,218      4.233         358        711      72.53
10.000 - 10.499 ......................     10,284,997      48      1.96     214,271      4.350         359        732      71.15
10.500 - 10.999 ......................     68,382,538     312     13.03     219,175      4.761         359        716      70.54
11.000 - 11.499 ......................     99,401,454     450     18.93     220,892      5.242         359        701      72.73
11.500 - 11.999 ......................    158,729,163     737     30.23     215,372      5.726         358        686      76.22
12.000 - 12.499 ......................     76,544,761     391     14.58     195,767      6.195         358        670      78.34
12.500 - 12.999 ......................     54,252,953     292     10.33     185,798      6.691         358        670      79.80
13.000 - 13.499 ......................     18,752,458     105      3.57     178,595      7.186         358        668      82.28
13.500 - 13.999 ......................     13,655,929      75      2.60     182,079      7.700         358        678      84.59
14.000 - 14.499 ......................      6,412,286      36      1.22     178,119      8.003         359        657      85.39
14.500 - 14.999 ......................      7,046,971      39      1.34     180,692      8.568         358        648      85.66
15.000 - 15.499 ......................      2,121,613      13      0.40     163,201      8.940         358        613      81.46
15.500 - 15.999 ......................      2,504,062      13      0.48     192,620      9.152         358        584      81.09
16.000 - 16.499 ......................      1,041,025       5      0.20     208,205      9.601         358        585      78.15
16.500 - 16.999 ......................        143,066       1      0.03     143,066      9.750         358        596      80.00
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans will be approximately 11.838% per annum.

                            INITIAL FIXED-RATE PERIOD

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
INITIAL FIXED PERIOD                       BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Two Years ............................   $267,164,411   1,248     50.89%   $214,074      5.969%        358        685      76.63%
Three Years ..........................    111,427,151     616     21.22     180,888      5.906         358        674      77.16
Five Years ...........................     87,843,333     412     16.73     213,212      5.604         358        702      73.36
Seven Years ..........................      4,154,930      16      0.79     259,683      5.475         359        721      70.42
Ten Years ............................        300,000       1      0.06     300,000      6.500         359        643      80.00
Other ................................     54,109,652     248     10.31     218,184      5.489         359        698      76.04
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======


                                INITIAL RATE CAP

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
INITIAL CAP (%)                            BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
1.000 ................................   $ 47,121,586     217      8.98%   $217,150      5.489%        359        699      75.87%
2.000 ................................      8,588,066      39      1.64     220,207      5.703         358        691      78.47
3.000 ................................    450,881,150   2,192     85.88     205,694      5.870         358        686      76.10
4.000 ................................      1,368,452      10      0.26     136,845      5.286         357        701      79.99
5.000 ................................      6,902,960      43      1.31     160,534      6.299         357        700      79.43
6.000 ................................     10,137,264      40      1.93     253,432      6.112         358        682      71.61
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

                               SUBSEQUENT RATE CAP

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
SUBSEQUENT CAP (%)                         BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
1.000 ................................   $504,424,259   2,453     96.08%   $205,636      5.822%        358        688      76.19%
1.500 ................................      3,819,888      18      0.73     212,216      8.255         358        555      71.15
2.000 ................................     16,755,331      70      3.19     239,362      5.868         358        687      74.12
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
RANGE OF LOAN-TO-VALUE                     CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RATIOS (%)                                 BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
0.01 - 20.00 .........................   $    155,000       2      0.03%   $ 77,500      4.669%        359        728      16.76%
25.01 - 30.00 ........................        203,919       2      0.04     101,959      6.752         359        584      27.04
30.01 - 35.00 ........................         50,000       1      0.01      50,000      4.375         359        683      34.48
35.01 - 40.00 ........................        109,888       1      0.02     109,888      5.875         358        670      39.78
40.01 - 45.00 ........................        189,300       1      0.04     189,300      6.000         359        728      41.89
45.01 - 50.00 ........................      2,203,922      11      0.42     200,357      5.908         359        657      47.90
50.01 - 55.00 ........................      1,559,537       8      0.30     194,942      5.633         359        689      52.21
55.01 - 60.00 ........................      8,107,602      36      1.54     225,211      5.486         358        680      58.74
60.01 - 65.00 ........................     12,078,672      52      2.30     232,282      5.456         359        684      63.66
65.01 - 70.00 ........................    174,951,763     796     33.32     219,789      5.198         359        703      69.75
70.01 - 75.00 ........................     19,347,699      96      3.69     201,539      6.162         358        670      73.89
75.01 - 80.00 ........................    260,551,314   1,293     49.63     201,509      6.047         358        679      79.70
80.01 - 85.00 ........................      6,276,589      30      1.20     209,220      6.418         358        663      84.05
85.01 - 90.00 ........................     30,257,339     168      5.76     180,103      7.302         358        683      89.74
90.01 - 95.00 ........................      8,676,935      43      1.65     201,789      7.302         358        683      94.73
95.01 - 100.00 .......................        280,000       1      0.05     280,000      7.000         360        751     100.00
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 16.67% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 76.09%.

                                 OCCUPANCY TYPES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
OCCUPANCY                                  BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Investment ...........................   $119,771,840     597     22.81%   $200,623      5.853%        359        707      74.12%
Owner Occupied .......................    395,141,464   1,886     75.27     209,513      5.831         358        681      76.63
Second Home ..........................     10,086,173      58      1.92     173,900      6.122         359        698      78.25
                                         ------------   -----    ------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         Occupancy type is based on the representation of the borrower at the time of origination.

                  MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
DOCUMENTATION TYPE                         BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
 rogressive Series Program
(Full Doc) ...........................   $148,189,902     798     28.23%   $185,702      5.717%        358        675      77.42%
Progressive Express No Doc
Program (No Doc) .....................     15,935,607      83      3.04     191,995      6.632         358        681      74.32
Progressive Series Program
(Lite Income Stated Asset) ...........        330,000       1      0.06     330,000      6.250         356        625      76.75
Progressive Express Program
No Doc Program
(Verified Assets .....................      3,422,004      20      0.65     171,100      6.841         358        677      78.01
Progressive Series Program
(Full Income/
Stated Assets Doc) ...................        602,000       3      0.11     200,667      5.309         357        677      77.91
Progressive Series Program
(Limited (Stated)
Doc) .................................    299,809,565   1,368     57.11     219,159      5.721         359        695      75.21
Progressive Express Program
(Non Verified Assets) ................     38,027,437     175      7.24     217,300      6.579         358        684      77.06
Progressive Express Program
(Verified Assets) ....................     18,682,963      93      3.56     200,892      6.427         358        678      78.69
                                         ------------   ------  -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 RISK CATEGORIES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
CREDIT GRADE CATEGORY                      BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
A ....................................   $196,831,025     960     37.49%   $205,032      5.959%        358        652      76.70%
A+ ...................................    251,942,154   1,173     47.99     214,784      5.474         358        725      74.96
A- ...................................     25,635,551     144      4.88     178,025      6.490         358        610      79.03
B ....................................        146,000       1      0.03     146,000      7.375         357        569      54.07
C ....................................      1,148,775       6      0.22     191,463      8.493         357        554      71.53
CX ...................................        300,750       1      0.06     300,750      8.875         357        534      75.00
Progressive Express(TM) I ............     23,980,606     128      4.57     187,348      6.449         359        723      77.79
Progressive Express(TM) II ...........     19,885,051     103      3.79     193,059      7.076         359        652      80.47
Progressive Express(TM)III ...........        787,881       5      0.15     157,576      7.017         358        611      71.85
Progressive Express(TM) IV ...........      1,248,463       6      0.24     208,077      6.747         358        604      70.16
Progressive Express(TM) V ............      1,047,621       5      0.20     209,524      8.538         358        562      72.28
Progressive Express(TM) VI ...........      2,045,602       9      0.39     227,289      8.223         358        522      68.00
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

-----------------
(1) All of these Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, V and VI, respectively.

(2) These Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 2 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 2 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

         SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.

                                 PROPERTY TYPES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
PROPERTY TYPE                              BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Single Family Residence ..............   $319,722,793   1,605     60.90%   $199,204      5.899%        358        682      76.77%
Planned Unit Development .............     71,720,670     363     13.66     197,578      5.860         358        684      76.87
Condominium ..........................     74,425,948     369     14.18     201,696      5.687         359        701      75.62
2-4 Family Unit ......................     57,337,156     190     10.92     301,775      5.682         359        705      71.87
Townhouse ............................      1,792,911      14      0.34     128,065      6.309         358        699      76.67
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
STATE                                      BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Alabama ..............................   $    332,608       3      0.06%   $110,869      5.843%        358        728      80.49%
Arizona ..............................     22,745,850     148      4.33     153,688      6.118         358        676      77.06
California ...........................    288,360,478   1,144     54.93     252,063      5.586         359        696      74.58
Colorado .............................     10,017,692      56      1.91     178,887      5.964         358        668      77.39
Connecticut ..........................      1,634,502      10      0.31     163,450      6.498         358        677      77.86
District of Columbia .................      1,868,453       8      0.36     233,557      5.852         358        656      69.40
Delaware .............................      1,365,886       7      0.26     195,127      6.263         358        649      75.77
Florida ..............................     42,963,824     268      8.18     160,313      6.180         358        683      78.36
Georgia ..............................      6,325,129      47      1.20     134,577      5.992         358        674      77.50
Hawaii ...............................      6,895,829      22      1.31     313,447      5.731         358        697      75.76
Iowa .................................      1,227,692      11      0.23     111,608      5.772         358        646      77.12
Idaho ................................      1,330,816       7      0.25     190,117      5.943         358        696      71.74
Illinois .............................     10,914,098      60      2.08     181,902      6.325         359        681      78.03
Indiana ..............................        859,486       5      0.16     171,897      5.964         359        674      79.93
Kansas ...............................        258,400       2      0.05     129,200      6.080         358        653      80.00
Kentucky .............................        136,800       1      0.03     136,800      6.420         358        611      80.00
Louisiana ............................        338,256       3      0.06     112,752      6.044         358        644      80.00
Massachusetts ........................      5,918,599      23      1.13     257,330      6.127         358        674      75.35
Maryland .............................     11,688,415      58      2.23     201,524      6.131         358        669      77.07
Michigan .............................      4,468,686      35      0.85     127,677      6.623         358        661      81.89
Minnesota ............................      9,684,139      58      1.84     166,968      6.266         358        672      79.88
Missouri .............................        647,987       6      0.12     107,998      6.751         359        699      81.51
Mississippi ..........................        483,265       4      0.09     120,816      6.418         357        643      82.59
Montana ..............................        180,011       2      0.03      90,005      6.396         357        620      78.30
North Carolina .......................      2,138,924      13      0.41     164,533      6.540         358        667      81.13
North Dakota .........................        374,664       3      0.07     124,888      6.110         357        663      79.11
Nebraska .............................        626,389       5      0.12     125,278      6.837         357        659      79.74
New Hampshire ........................        652,823       4      0.12     163,206      6.856         358        627      77.33
New Jersey ...........................      7,200,644      37      1.37     194,612      6.905         358        683      80.66
New Mexico ...........................        486,782       4      0.09     121,695      8.469         358        684      82.34
Nevada ...............................     16,563,572      84      3.15     197,185      5.909         358        686      76.47
New York .............................      3,552,231      14      0.68     253,731      6.543         358        661      78.16
Ohio .................................      2,854,100      21      0.54     135,910      6.248         358        642      81.31
Oklahoma .............................         80,216       1      0.02      80,216      5.990         358        672      79.43
Oregon ...............................      8,176,363      56      1.56     146,006      5.809         358        675      76.59
Pennsylvania .........................      1,146,591       9      0.22     127,399      6.240         358        667      80.55
Rhode Island .........................        844,820       4      0.16     211,205      6.240         358        673      76.41
South Carolina .......................        947,447       6      0.18     157,908      6.864         358        671      79.73
South Dakota .........................        671,084       5      0.13     134,217      6.418         357        658      80.94
Tennessee ............................      2,456,287      18      0.47     136,460      5.862         358        687      78.41
Texas ................................      7,579,305      60      1.44     126,322      6.296         358        683      81.62
Utah .................................      4,667,373      33      0.89     141,436      5.711         358        694      76.01
Virginia .............................     17,294,402      84      3.29     205,886      6.176         358        679      77.76
Washington ...........................     14,998,677      84      2.86     178,556      5.976         358        665      78.20
Wisconsin ............................      1,039,883       8      0.20     129,985      7.059         358        643      73.95
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         No more than approximately 0.61% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              DEBT-TO-INCOME RATIO

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
DESCRIPTION (%)                            BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
0.01 - 5.00 ..........................   $  1,450,421       6      0.28%   $241,737      5.703%        358        698      81.60%
5.01 - 10.00 .........................      1,024,200       5      0.20     204,840      5.356         359        714      62.88
10.01 - 15.00 ........................      2,417,216      15      0.46     161,148      5.594         359        700      70.18
15.01 - 20.00 ........................      6,980,568      37      1.33     188,664      5.809         358        693      75.73
20.01 - 25.00 ........................     14,913,984      82      2.84     181,878      5.752         358        696      75.51
25.01 - 30.00 ........................     28,471,644     143      5.42     199,102      5.656         358        690      75.35
30.01 - 35.00 ........................     47,450,878     236      9.04     201,063      5.744         358        693      76.01
35.01 - 40.00 ........................     79,717,455     396     15.18     201,307      5.802         358        688      76.41
40.01 - 45.00 ........................    102,998,068     487     19.62     211,495      5.798         358        684      76.55
45.01 - 50.00 ........................    122,033,372     598     23.24     204,069      5.824         358        683      76.72
50.01 - 55.00 ........................      8,955,542      41      1.71     218,428      5.492         359        685      72.85
Greater than 55.00 ...................      1,738,431       7      0.33     248,347      5.424         359        685      75.74
Not Required .........................    106,847,698     488     20.35     218,950      6.089         359        689      75.47
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 2 Loans will be approximately 39.86% per annum.

                               PREPAYMENT PENALTY

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
NUMBER OF MONTHS                           BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
12 ...................................   $105,611,546     467     20.12%   $226,149      5.549%        359        697      74.38%
24 ...................................    168,595,902     781     32.11     215,872      5.799         358        687      75.63
36 ...................................     81,417,689     465     15.51     175,092      5.974         358        665      78.17
No Prepayment ........................    169,374,340     828     32.26     204,558      6.002         358        692      76.60
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

                     MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RANGE OF MONTHS                            BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
241-360 ..............................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 2 Loans will be approximately 358 months.

                                  CREDIT SCORES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
RANGE OF CREDIT SCORES                     BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
0 - 500 ..............................   $    305,800       2      0.06%   $152,900      6.165%        358          0      63.52%
501 - 520 ............................        890,958       4      0.17     222,740      8.498         359        507      66.20
521 - 540 ............................      1,260,393       5      0.24     252,079      8.142         357        531      70.69
541 - 560 ............................      1,842,629       9      0.35     204,737      8.453         357        550      71.22
561 - 580 ............................        551,701       3      0.11     183,900      8.091         358        571      66.49
581 - 600 ............................      3,333,072      16      0.63     208,317      7.150         358        595      76.19
601 - 620 ............................     26,841,854     155      5.11     173,173      6.418         358        611      78.87
621 - 640 ............................     57,054,402     286     10.87     199,491      6.166         358        631      76.86
641 - 660 ............................     76,465,968     380     14.56     201,226      6.135         358        650      77.00
661 - 680 ............................     80,202,459     379     15.28     211,616      5.914         358        670      77.08
681 - 700 ............................     76,211,640     353     14.52     215,897      5.734         358        690      76.19
701 - 720 ............................     60,816,738     298     11.58     204,083      5.574         358        710      75.29
721 - 740 ............................     50,891,719     246      9.69     206,877      5.476         358        731      74.92
741 - 760 ............................     48,634,284     224      9.26     217,117      5.482         359        750      74.91
761 - 780 ............................     28,589,848     128      5.45     223,358      5.455         359        770      74.41
781 - 800 ............................     10,372,513      49      1.98     211,684      5.303         358        789      73.41
801 - 820 ............................        733,500       4      0.14     183,375      4.734         358        807      72.65
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average credit score of the Group 2 Loans for which credit scores are available will be approximately 687.

                             RANGE OF MONTHS TO ROLL

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
NUMBER OF MONTHS                           BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
1 - 12 ...............................   $ 54,109,652     248     10.31%   $218,184      5.489%        359        699      76.04%
13 - 18 ..............................        975,073       5      0.19     195,015      6.580         354        683      82.84
19 - 24 ..............................    266,350,858   1,244     50.73     214,108      5.966         358        685      76.61
25 - 31 ..............................        554,800       4      0.11     138,700      6.103         354        678      80.00
32 - 49 ..............................    110,710,831     611     21.09     181,196      5.908         358        673      77.14
50 - 55 ..............................      1,692,349       7      0.32     241,764      6.012         353        686      75.08
56 - 61 ..............................     86,150,984     405     16.41     212,718      5.596         359        702      73.33
Greater than 80 ......................      4,454,930      17      0.85     262,055      5.544         359        716      71.07
                                         ------------   -----   -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         As of the Cut-off Date, the weighted average months to roll of the Group 2 Loans will be approximately 30 months.

                                  LOAN PURPOSES

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
LOAN PURPOSE                               BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
Refinance - Cash Out .................   $154,824,747     717     29.49%   $215,934      5.880%        358        671      73.98%
Purchase .............................    342,881,726   1,704     65.31     201,222      5.842         358        695      77.18
Refinance - Rate/Term ................     27,293,004     120      5.20     227,442      5.617         358        678      74.23
                                         ------------   ------  -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====    ======

         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

                             UNDERWRITING STANDARDS

                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE    AVERAGE
                                           CURRENT      NO. OF   % OF      AVERAGE     GROSS        TERM      CREDIT    ORIGINAL
LOAN PURPOSE                               BALANCE      LOANS    TOTAL     BALANCE      WAC       (MONTHS)    SCORE       LTV
--------------------------------------   ------------   ------  -------    --------   --------    --------   --------   --------
3rd Party ............................   $150,820,459     794     28.73%   $189,950      6.089%        358        669      78.78%
Progressive Express ..................     48,995,222     256      9.33     191,388      6.839         359        677      78.06
Progressive Series ...................    325,183,796   1,491     61.94     218,098      5.576         359        697      74.54
                                         ------------   ------  -------    --------   --------    --------   --------   --------
Total ................................   $524,999,478   2,541    100.00%   $206,611      5.842%        358        687      76.09%
                                         ============   =====   =======